UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	October 28, 2010
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 North Wolf Road Franklin Park, Illinois 60131
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2010, the Board of Directors of A. M. Castle & Co. (the “Company”), increased the number of directors constituting the whole Board from 11 to 12 and, upon recommendation of its Governance Committee, appointed James D. Kelly to the Company’s Board of Directors to fill the newly created directorship.  Mr. Kelly was also appointed a member of the Human Resources Committee of the Board.

As a director of the Company, Mr. Kelly will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 22, 2010, and the Company’s Current Report on Form 8-K (Commission file number 1-5415) filed on April 27, 2010.  This compensation generally consists of an annual cash retainer of $60,000 and an annual grant of restricted stock in the amount equal to $70,000, based on the closing price per share of the Company’s common stock on the date such grant is made, which is the date of the annual meeting of stockholders.

In addition, the Company has entered into an indemnification agreement with Mr. Kelly in the form in which the Company has entered into with each of its directors to supplement the indemnification coverage provided by the Company’s By-Laws and the Maryland General Corporation Law.  (See Form of Indemnification Agreement between the Company and its executive officers and directors filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K (Commission file number 1-5415) filed on July 29, 2009).

A copy of the press release announcing Mr. Kelly's appointment is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2010, the Board of Directors of the Company approved certain amendments to the Company’s By-Laws (the “By-Laws”) to provide that (i) the number of directors which shall constitute the whole Board of Directors shall be not less than eight (8) nor more than twelve (12) and (ii) at any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may increase or decrease the number of directors, from time to time, within the specified limits.

A redlined copy of the Amendment to By-Laws is attached as Exhibit 3.4 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	A. M. Castle & Co. Press Release, dated November 1, 2010.

3.4	Amendments to By-laws of A.M. Castle & Co., adopted October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

November 2, 2010	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	A. M. Castle & Co. Press Release, dated November 1, 2010.

3.4	Amendments to By-laws of A.M. Castle & Co., adopted October 28, 2010.